 Forward Looking Statements  This presentation and the information contained herein does not constitute or form part of, and should not be construed as, an offer or invitation to sell or subscribe for, or a solicitation of any offer or invitation to acquire, dispose of or subscribe for, securities of Oxis International, Inc., GT Biopharma, Inc., or Georgetown Translational Pharmaceuticals, Inc. (the “Company") in any country where such offer, invitation or subscription would be prohibited by law. The publication of this presentation in certain countries may violate applicable regulations.This presentation contains forward-looking statements that can be identified by such terminology such as “expects”, “potential”, “suggests”, “may”, or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. In particular, management’s expectations regarding future research and development results could be affected by, among other things, uncertainties relating to clinical trials and product development; unexpected regulatory delays or government regulation generally; the Company’s ability to obtain or maintain patent and other proprietary intellectual property protection; and competition in general. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward looking statements are made.

Pending Merger Rationale

- Oxis International Inc. (OTCBB:OXIS)
  - Novel immuno-oncology platforms with lead product candidate currently in Phase 2 clinical trial
- Georgetown Translational Pharmaceuticals, Inc. (Private)
  - 505(b)(2)-focused CNS product candidate portfolio
  - More rapid development timelines anticipated to provide potential product approvals during more lengthy oncology timelines
  - Adds CEO with successful track record of developing drugs through FDA approval
- Combined company expected to provide multiple opportunities for value creation in both near and long-term time horizons

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Investment Highlights

- Diversified drug development pipeline across two therapeutic categories – oncology and CNS
- Pipeline offers more balanced risk/reward profile with potential for steady news flow
- Lead immuno-oncology product candidate, OXS-1550, a novel bispecific antibody drug conjugate, currently in Phase 2
- Lead CNS product candidate, PainBrake, anticipated to be NDA-ready in ~15-18 months
- Experienced management team with track record of success in drug development and successful exits

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Management Team with Proven Track Record of Success

Name / Title	Experience
Anthony J. Cataldo Executive Chairman	▪ Founder, Chairman and CEO of Lion Biotechnologies (LBIO) now know as: Iovance Biotherapeutics (IOVA) – current market cap of $400MM
Kathleen Clarence-Smith, M.D., Ph.D. Chief Executive Officer	▪ Founder and CMO, Chase Pharmaceuticals (acquired by Allergan for up to $1B in 2016) ▪ Founder and CEO, Prestwick Pharmaceuticals (acquired by Biovail for $100MM in 2008) ▪ Worldwide Head of CNS Development at Otsuka, Hoffmann-La Roche ▪ Worldwide Head of CNS at Sanofi
Undisclosed Chief Medical Officer	▪ Vice President and CMO and Medical Director, Oncology Clinical R&D of Pfizer

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 Oncology Scientific Advisory Board  Stephen Chang, Ph.D.   Vice President of Research & Development, New York Stem Cell Foundation  Lisa Haile, Ph.D., Esq.  Partner, Co-Chair, Global Life Sciences Sector, DLA PiperFocuses on intellectual property  Jeffrey Miller, M.D.   Professor of Medicine, Division of Hematology, Oncology and Transplantation University of Minnesota, Masonic Cancer Center  Daniel Vallera, Ph.D.  Professor of Therapeutic Radiology Radiation Oncology, Department of Radiation Oncology University of Minnesota, Masonic Cancer Center  Sean Xie, M.D., Ph.D., MBA  Professor, Associate Dean for Research Innovation, and Director of CCGS and CDAR Centers, University of Pittsburgh School of Pharmacy  Cassian Yee, M.D  Professor, Department of Immunology, Division of Cancer Medicine and Director, Solid Tumor Cell Therapy, Center for Cancer Immunology Research, MD Anderson Cancer Center.

CNS Scientific Advisory Board

Thomas N. Chase, M.D.	▪ Sloan Business – MIT; MD Yale; Neurology – Harvard/MGH; National Institutes of Health – NINDS Director; Founding CEO of Chase Pharmaceuticals
John Davis, M.D.	▪ Professor of Psychiatry and Research Professor of Medicine, University of Illinois at Chicago
Abe Lieberman, M.D.	▪ Lonnie and Muhammad Ali Professor of Parkinson Research ▪ Director, Bob and Rene Fall Prevention Center at Barrow Neurological Institute
Maral Mouradian, M.D.	▪ William Dow Lovett Professor of Neurology and Director of the Center for Neurodegenerative and Neuroimmunologic Diseases, Rutgers Biomedical and Health Sciences - Robert Wood Johnson Medical School
Roger Porter, M.D.	▪ Adjunct Professor of Neurology, University of Pennsylvania ▪ Adjunct Professor of Pharmacology, USUHS, Bethesda ▪ Former Deputy Head of Clinical Research and Development, Wyeth Pharmaceuticals ▪ Former Deputy Director, NINDS, NIH
Pierre N. Tariot, M.D.	▪ Director, Banner Alzheimer's Institute ▪ Co-Director, Alzheimer's Prevention Initiative ▪ Research Professor of Psychiatry, University of Arizona College of Medicine

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Pipeline

Oncology Product Candidate (Indication)	Pre-clin	Ph I	Ph II	Ph III	Pre-NDA	Next Anticipated Milestone	Anticipated Time to Next Milestone
OXS-1550 BiKE (ALL & NHL)						End of Phase II	14 months
OXS-3550 TriKE (Myeloid Malignancies)						IND opening	3 months
OXS-1615 (Carcinoma)						Completion of IND-enabling studies	21 months
OXS-4235 (Mult. Myeloma & Sec. Osteolytic Lesions)						Completion of IND-enabling studies	18 months

CNS Product Candidate (Indication)	Pre-IND	Ph I	Ph II	Ph III	Pre-NDA	Next Anticipated Milestone(s)	Potential Time to NDA Filing
PainBrake (Neuropathic Pain)		Bioequivalence/ Food Effect Studies				Develop manuf. process & file IND	15-18 months
GTP-004 (Myasthenia Gravis)		PoC Study				File IND & Orphan Drug application	20 months
GTP-011 (Motion Sickness)		PoC Study				File IND	30 months

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 Oncology Portfolio

Novel Immuno-Oncology Technology Platforms



- Antibody-Drug Conjugate (ADC) Therapeutic Platform
  - scFvs targeting CD19, CD22, CD33, CD133, TAG72
  - Full-length human MAbs targeting ICAM, FZD7, CD38
  - Payloads: Diphtheria Toxin, OXS-4235, Pseudomonas Exotoxin



- Antibody Directed Cell-Mediated Cytotoxic (ADCC) Therapeutic Platform
  - NK Cell Engagers (Core: CD16 scFv/IL15)
  - T-Cells Engagers (Core: CD3 scFv /TAG-72 w/wo cytokines or immune checkpoint inhibitors)

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 Currently Approved ADC and ADCC Therapies  Blincyto® (blinatumomab) from Amgen is a first-in-class FDA approved bispecific CD19-directed CD3 T-cell engager antibody directed cell-mediated cytotoxic therapeutic (ADCC). Blinctyo is approved for the treatment of childhood acute lymphoblastic leukemia.  ADCETRIS® (brentuximab vedotin) from Seattle Genetics is a first-in-class FDA approved antibody-drug conjugate (ADC) targeting CD30+ cancer cells. Adcetris is approved for the treatment of certain lymphomas.

OXS-1550 BiKE

Dual targeting delivering diphtheria toxin payload

- Bispecific killer engager (BiKE) ADC targeting CD19+ and CD22+ cancers with de-immunized diphtheria toxin payload
- Indication: CD19+ and CD22+ B-cell malignancies:
  - Acute lymphoblastic leukemia (ALL) and non-Hodgkin's lymphoma (NHL)
- Broader therapeutic activity than competitive products resulting from bispecific scFv ADC design able to target cancer cells expressing CD19 or CD22 or both receptors
- Potent de-immunized diphtheria toxin payload disrupts cancer cell protein synthesis via inhibition of elongation factor-2 (EF-2)
- Phase I dose-escalation completed - DLT between 40 and 60 µg/kg - Durable response in 2 patients
- First patient enrolled in Phase II clinical trial in April 2017
- Licensed from University of Minnesota

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 OXS-1550: Phase I Results  Vallera, D., Miller, J., et. al., Clin Cancer Res: 21(6) 2015  Panel A: Partial Response in 77 yr old patient with refractory chronic lymphocytic leukemiaPanel B: Complete Response in 53 yr old patient with refractory marginal zone lymphoma which is ongoing at 27 months post therapy

OXS-1550: Phase II Trial Design

Study Design	▪ Continuation Phase I dose/schedule finding component using MTD identified during previous Phase I study, but with a higher number of doses ▪ Two-stage Phase II extension component to confirm safety and make a preliminary determination of activity level by disease using the dose identified in Phase I
Dosing / Disease Assessment	▪ Minimum of 1 cycle of OXS-1550 – I.V. infusion on days 1, 3, 5, 8 and days 15, 17,19, 22 of a 28-day treatment cycle – Disease reassessment on day 29 – If patient has clinical benefit and no unacceptable side effects, they may receive up to 2 additional cycles until disease progression and/or unacceptable toxicity ▪ Dose cohorts: 40, 60, 80 µg/kg/dose
Enrollment Criteria	▪ Patients ≥12 years with relapsed or refractory CD19+ and/or CD22+ B-lineage leukemia/lymphoma ▪ Phase I: Standard 3+3 design requiring 6 to 12 patients ▪ Phase II: Two stage design by disease – assigned to Arm 1(NHL) or Arm 2 (Leukemia) stage 1: enroll a total of 9 patients (including all treated at the MTD in Phase I and evaluable after 1st cycle of treatment) if 1 or more responds within the Arm, activate stage 2 enrolling an additional 8 patients to that Arm
Clinical Site	▪ Masonic Cancer Center, University of Minnesota
Principal Investigator	▪ Veronika Bachanova, M.D., Ph.D.
Co-Principal Investigators	▪ Jeffery S. Miller, M.D. ▪ Michael Verneris, M.D. ▪ Aleksandr Lazaryan, M.D., M.P.H., Ph.D.
IND Sponsor	▪ Daniel Vallera, Ph.D.

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OXS-3550

Trispecific Killer Engager (TriKE) Fusion Protein Mechanism of Action


Anti-CD16
Anti-CD33
VL
VH
VL
VH
CD1633 BiKE
VL
VH
hIL15
VL
VH
CD161533 TriKE

TriKE-Mediated Killing


CD16
NK Cell
Immune Synapse
TRIKE
CD33
Redirected
Lysis
CD33+ AML
Cell



TriKE-Mediated ADCC

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GT Biopharma, Inc.

OXS-3550

TriKE for Myeloid Malignancies

- Trispecific ADCC NK Cell engager targeting CD16 receptor on NK cells and CD33 receptor on cancer cells Contains IL-15 as an NK cell activator
- Indication CD33+ myeloid malignancies:
  - Acute Myelogenous Leukemia (AML)
  - Myelodysplastic syndrome
- Unique incorporation of IL-15 into design yielding a trispecific scFv ADCC construct
  - Targets CD33+ myeloid malignancies
  - Binds to the CD16 receptors on NK cells with IL-15 activating the NK cell regardless of the presence of killer cell immunoglobulin-like receptor (KIR) ligands which inhibit NK cell activity
- Pre-IND meeting held on April 4, 2017- IND filed June 8, 2017
- Phase I clinical trial expected to begin Q3 2017
  - 4 days continuous infusion x 3 weeks cycle course
  - Dose finding and extended Phase II component
- Partnership agreement with Altor BioScience Corp.
  - Dr. Patrick Song-Shiong serves as Chairman of Altor
- Licensed from the University of Minnesota

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 OXS-1615TetraKE for Carcinoma  Tetraspecific ADC targeting CD16/IL-15/EpCAM/CD133 Targets EpCAM+ present on the majority of solid tumors and CD133+, an establishe cancer stem cell markerPotential indications: carcinomas including breast, prostate, pancreatic, head and neck, colon, kidney, liver, and lungLicensed from University of Minnesota

 OXS-4235Starting development: Small molecule for multiple myeloma  Small molecule P62-ZZ inhibitor targeting the treatment of multiple myeloma and associated osteolytic lesionsIn in vitro and in vivo models of multiple myeloma and osteoporosis, OXS-4235 demonstrated the ability to kill multiple myeloma cells, and decrease osteolytic lesions in bonePre-IND meeting anticipated for Q1 of 2018Licensed from Dr. Sean Xie of University Of Pittsburgh

 CNS Portfolio

AccuBreak Technology Platform

Innovative Design for Maximum Dose Flexibility and Accurate Breakability

- Precise adjustment of dose timing and amount:
  - Alleviates disabling peak-dose side effects
  - Maximizes efficacy
  - Minimizes side effects
- Formulation is particularly adapted to drugs for which:
  - No marketed dosage form allows precise and easy dose fractionation
  - Narrow therapeutic window
  - Dose-limiting side effects prevent full efficacy
  - Considerable inter-individual differences in dosage
- Formulation intellectual property

- Top layer contains drug formulation
  - Predivided during manufacturing into exact doses



- Deep score penetrates nearly to bottom layer, making splitting the tablet easy
- Bottom layer formulation contains no drug
  - Gives tablet mechanical stability
  - Serves as a break region when splitting the tablet



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AccuBreak Tablets Have Relatively Straightforward Path to NDA Approval

- For the NDA to be a 505(b)(2)
  - Total tablet strength must remain the same as initial tablet
  - Package insert must remain the same (except for new tablet description)
- Only 2 Phase I studies in healthy volunteers (N=24 to 48) are expected to be needed for NDA filing + 3 commercial tablet batches
- Special and expensive equipment is required for tablet manufacturing - Contracted with a US manufacturer who has the equipment

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Chronic Neuropathic Pain

Urgent Need for Better Drugs - Prevalence Increasing with Aging Population

- Neuropathic pain reflects a chronic dysfunction of the nervous system
  - Causes include diabetic neuropathy, postherpetic neuralgia, certain forms of chemotherapy, trauma, and multiple sclerosis
- ~16 MM Americans suffer from chronic neuropathic pain and the prevalence is increasing due to aging population(1)
- Current drugs provide a useful degree of pain relief in only about half the patients
  - Only 1 in 4 patients experiences >50% pain relief
  - Very few patients achieve complete relief of pain;
  - ~30% of patients have no or very little relief
- Peak dose-limiting side effects (mainly sedation) cause patients to be under-dosed, thereby contributing to inadequate pain relief

Yawn et. al., 2009

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PainBrake for Chronic Neuropathic Pain

- PainBrake can achieve nearly complete pain relief but without peak dose side effects
  - Frequent small accurate doses of analgesic to avoid peak dose side effects and maintain constant pain control
  - Active component of PainBrake does not give rise to tolerance or dependence, and does not have abuse potential
  - Intend to file Orphan Drug application for a specific disease that responds particularly well to the product

Dose Fractionation Provides Greater Efficacy


AEs Threshold
Efficacy Threshold
Serum drug concentrations µg/mL
5.0
2.0
0
4
8
12
16
20
24

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PainBrake: Potential Timeline to NDA Filing

- Anticipate that 2 Phase I trials needed for 505(b)(2) NDA, provided that total tablet strength is within FDA-approved range
  - NDA filing potentially in 15-18 months from funding
- Estimated total budget to NDA filing of ~$2.6 MM

PainBrake Estimated Timeline to NDA

	Q 1	Q 2	Q 3	Q 4	Q 5
Develop Manufacturing Process					
File Orphan Drug application					
Pre-IND Meeting - File IND					
Commercial Manufacturing (3 batches)					
In vitro dissolution and Release Testing					
6-mo Accelerated Stability					
Phase I studies in Healthy Volunteers					
NDA Compilation and Filing					

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GTP-004 for Myasthenia Gravis

Addresses Medical Need for Safer and Better Tolerated Treatment

- Only one drug, Pyridostigmine, currently approved for this rare muscular disease
  - Approved drug restores muscle strength to pre-disease state, but GI side effects (nausea, vomiting, diarrhea) are dose limiting
  - Disease causes patients to be wheelchair bound
  - ~60,000 patients in the US[1]
- GI adverse effects are an important source of discomfort, may lead to non-compliance or decrease the dose of efficacious treatment
- GTP-004 combines Pyridostigmine with an approved antagonist of the GI side effects
  - Fixed dose combination of the two approved drugs
  - Orphan Drug application filed
  - Patents filed in early 2017

Source: [1]Howard JF. Clinical Overview of MG. Myasthenia Gravis Foundation of America
Accessed at http://www.myasthenia.org/HealthProfessionals/ClinicalOverviewofMG.aspx on May 22, 2017

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GTP-004: Potential Timeline to NDA Filing

- Anticipate 505(b)(2) NDA expected to require 1 placebo-controlled trial
- Expect to be able to reference all preclinical (toxicology), pharmacokinetic and clinical safety data of each approved drug component
- Primary endpoint of placebo-controlled trial will be side effects
- Estimated total budget to NDA filing of ~$7.2 MM

Task	Year 1	Year 2	Year 3
Pre-IND Mtg			
IND Filing			
POC Ph1 Study			
Manuf Pilot and Registrational Tab			
12-mon stability			
12 wk & Long-term tox			
Pivotal trial			
Long term ext.trial			
Other NDA-enabling trials			
NDA Prep - Filing			

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GTP-011 for Motion Sickness

Clear Medical Need for Better Treatments

- Prevalence 9-38% of population[1] (depending on the study) Children 2 to 12 years old are most susceptible.
- Novartis' Transderm Scop (scopolamine transdermal patch) is first-line treatment
  - Deleterious side effects, especially in elderly, are a concern
  - Not indicated for children
- GTP-011 potentially avoids deleterious effects of scopolamine
  - Has been shown not to affect cognition and memory in healthy volunteers and it does not cause Alzheimer-like symptoms in the elderly
  - Repurposed drug with new formulation
- Patents filed in early 2017

Source: [1]Koslucher F, Haaland E, Malsch A, Webeler J, Stoffregen TA. "Sex Differences in the Incidence of Motion Sickness Induced by Linear Visual Oscillation". Aerosp Med Hum Perform 2015; Sep;86(9):787-93. doi: 10.3357/AMHP.4243.2015.

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GTP-011: Potential Timeline to NDA Filing

- Anticipate 505(b)(2) NDA will require 1 placebo controlled trial
- Confirm in healthy volunteers in specialized center that GTP-011 prevents motion sickness (“go/no -go” study)
- If “go,” manufacture 3 commercial batches for NDA
- Conduct multicenter study in specialized labs in healthy volunteers to demonstrate safety and efficacy
- Estimated total budget to NDA filing of ~$7.1 MM

Task	Year 1	Year 2	Year 3
Pre-IND Mtg			
IND Filing			
POC Ph 1 Trial			
Manuf Pilot & Registr. Patch			
12-mo stablity			
Pivotal Trial			
Other NDA-enabling trials			
Pre-NDA Mtg			
NDA Prep - Filing			

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 Anticipated Upcoming Milestones    Q4 2017 – Q1 2018   GTP-004  File INDComplete Phase I Proof-of-Concept  GTP-011  File INDComplete Phase I Proof-of-Concept  OXS-1550  Phase II ongoing  OXS-3550  IND Opening Start Phase I/II  OXS-1615  Solid Tumor TriKE Start Phase 1/11 Fall  OXS-4235  Start IND-enabling studies

 Financials & Capitalization – Pro Forma  Closing price was $0.02 on July 5, 2017Assumed conversion price of all current debt is $0.007      Current Structure  Post 1:300 Reverse Split  Stock Price  $0.02  $6.00          Current Common Shares Outstanding (Pre-Merger)  148,932,433  496,441        Common Shares Outstanding (Post-Merger)  5.0B  16.5M

Investment Highlights

- Diversified drug development pipeline across two therapeutic categories – oncology and CNS
- Pipeline offers more balanced risk/reward profile with potential for steady news flow
- Lead immuno-oncology product candidate, OXS-1550, a novel bispecific antibody drug conjugate, currently in Phase 2
- Lead CNS product candidate, PainBrake, anticipated to be NDA-ready in ~15-18 months
- Experienced management team with track record of success in drug development and successful exits

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